UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 7, 2022

APPLIED MOLECULAR TRANSPORT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39306	81-4481426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East Jamie Court

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 392-0420

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMTI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 7, 2022, the Compensation Committee of the Board of Directors of Applied Molecular Transport Inc. (the “Company”) as part of its annual review cycle, approved changes to the compensation package for Dr. Tahir Mahmood, our Chief Executive Officer. The table below sets forth the annual base salary and annual target bonus for Dr. Mahmood and is effective as of January 1, 2022. The bonus amount will be determined based upon achievement of Company performance objectives pursuant to the Company’s Executive Incentive Compensation Plan determined on a consistent basis as disclosed in our proxy statement for our 2021 annual meeting of stockholders.

Name	2022 Annual Base Salary	2022 Annual Target Bonus
Tahir Mahmood	$580,000	$319,000

The Compensation Committee also approved an annual refresh equity grant to Dr. Mahmood as set out in the table below. The options and restricted stock units (“RSUs”) will be granted under our 2020 Equity Incentive Plan and pursuant to the Company’s normal equity granting schedule on February 15, 2022.

Name	Options(1)	RSUs(2)
Tahir Mahmood	350,000	75,000

(1) The options to purchase shares of our common stock will be granted at the fair market value on the grant date. 1/48th of the shares subject to the option vest on March 15, 2022 and 1/48th of the shares vest monthly thereafter, subject to the optionee’s continued status as a service provider through each vesting date.

(2) 5/48th of the RSU grant will vest on June 1, 2022 and 3/48th every quarter thereafter, subject to the participant’s continued status as a service provider through each vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MOLECULAR TRANSPORT INC.

Date: February 11, 2022	By:	/s/ Tahir Mahmood
Tahir Mahmood, Ph.D.
Co-Founder and Chief Executive Officer